Exhibit 99.1

For more information contact:
Stephen S. Romaine, President & CEO
Francis M. Fetsko, CFO
Tompkins Financial Corporation 607.273.3210

For Immediate Release

Wednesday, April 27, 2011

Tompkins Financial Corporation reports increase in first quarter earnings

ITHACA, NY – Tompkins Financial Corporation (TMP–NYSE Amex)

Tompkins Financial Corporation reported record first quarter net income of $8.8 million for the first quarter of 2011, an increase of 4.2% from the $8.4 million reported for the same period in 2010. Diluted earnings per share were $0.80 for the first quarter of 2011, a 2.6% increase from the $0.78 reported for the first quarter of 2010.

President and CEO Stephen S. Romaine commented, “We are very pleased to report that first quarter earnings represented the best first quarter in our Company’s history. Results for the quarter benefited from our diversified revenue stream, as growth in wealth management fees, insurance commission, and card services fees helped offset a decline in net interest income.”

Selected highlights for the first quarter of 2011 are included below:

●
Capital levels showed continued growth during the quarter and ratios remain well above the regulatory well capitalized minimums. Tier I capital as a percentage of average assets was 8.22%; and the ratio of total capital to risk-weighted assets of 13.66%. These ratios are up from 8.02% and 13.42%, respectively at December 31, 2010.

●	Total loans were $1.9 billion at March 31, 2011, up $27.3 million or 1.5% from March 31, 2010.

●
The level of nonperforming assets declined for the second consecutive quarter, although nonperforming assets levels remain above the totals reported at March 31, 2010. The ratio of nonperforming assets to total assets of 1.40% at March 31, 2011, continues to be well below the most recent peer averages published by the Federal Reserve and we were continuing to receive regular payments on approximately 69% of loan balances that we categorize as nonperforming.

●
Total deposits were $2.6 billion at quarter end, up 4.0% from the same period in 2010. Noninterest-bearing deposits totaled $520.6 million at March 31, 2011, an increase of 18.6% over the first quarter of 2010.

●	Other borrowings of $140.4 million at March 31, 2011 were down 26.3% from March 31, 2010, as deposit growth was used to pay down overnight borrowings with the FHLB.

●
The net interest margin for the first quarter of 2011 was 3.78% compared to 3.95% for the first quarter of 2010. Despite the decline in net interest margin, net interest income of $27.5 million for the first quarter of 2011 was down less than 1.5% when compared to the same quarter last year due to growth in earning assets (primarily in the securities portfolio).

●
Noninterest income was $12.5 million for the quarter, up 10.4% from the same period prior year. Fee income from investment services, insurance, and card services were all up for the quarter, while service charges on deposit accounts declined. Other income in the first quarter of 2011 included a $504,000 gain related to an investment in a Small Business Investment Company.

●	Noninterest expense was $25.2 million for the quarter, up 2.9% from the first quarter of 2010. The increase was mainly centered in salaries and employee benefits.

●
The provision for loan and lease losses was $1.9 million in the first quarter of 2011, compared to $2.2 million in the first quarter of 2010. Net charge-offs for the quarter of $1.7 million are up over the $1.2 million recorded for the same quarter last year, yet remain well below the most recent peer averages published by the Federal Reserve.

●
The Company’s allowance for loan and lease losses totaled $28.0 million at March 31, 2011, which represented 1.46% of total loans, compared to $27.8 million and 1.46% at December 31, 2010 and $25.4 million and 1.34% at March 31, 2010. The allowance for loan and lease losses, as a percentage of nonperforming loans improved during the most recent quarter to 64.33% from 61.46% in December 2010.

Mr. Romaine added, “Although the business and regulatory climates remain challenging, we are encouraged by these first quarter results that showed growth in earnings, revenue, and capital over the same period last year. As we celebrate our Company’s 175th anniversary in 2011, we remain more committed than ever to our strategy of long term sustainable growth that has served us so well during the most recent, and many previous, economic downturns.”

Tompkins Financial Corporation operates 45 banking offices in the New York State markets served by the Company’s three community banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank, insurance through Tompkins Insurance Agencies, Inc. and wealth management through Tompkins Financial Advisors.

“Safe Harbor” Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

 1 Federal Reserve peer ratio as of December 31, 2010, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
	03/31/2011	12/31/2010

ASSETS
Cash and noninterest bearing balances due from banks	$40,009	$47,339
Interest bearing balances due from banks	7,605	2,226
Federal funds sold	17,400	0
Money market funds	100	100
Cash and Cash Equivalents	65,114	49,665

Trading securities, at fair value	21,831	22,837
Available-for-sale securities, at fair value	1,049,504	1,039,608
Held-to-maturity securities, fair value of $51,258 at March 31, 2011, and $56,064 at December 31, 2010	50,108	54,973
Loans and leases, net of unearned income and deferred costs and fees	1,914,344	1,910,358
Less: Allowance for loan and lease losses	28,035	27,832
Net Loans and Leases	1,886,309	1,882,526

Federal Home Loan Bank stock and Federal Reserve Bank stock	17,575	21,985
Bank premises and equipment, net	44,867	46,103
Corporate owned life insurance	41,935	40,024
Goodwill	41,649	41,649
Other intangible assets, net	4,039	4,207
Accrued interest and other assets	55,963	56,766
Total Assets	$3,278,894	$3,260,343
LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	1,348,182	1,230,815
Time	743,720	741,829
Noninterest bearing	520,615	523,229
Total Deposits	2,612,517	2,495,873

Federal funds purchased and securities sold under agreements to repurchase	182,009	183,609
Other borrowings, including certain amounts at fair value of $11,454 at March 31, 2011 and $11,629 at December 31, 2010	140,353	244,193
Trust preferred debentures	25,061	25,060
Other liabilities	36,717	38,200
Total Liabilities	$2,996,657	$2,986,935
EQUITY
Tompkins Financial Corporation shareholders’ equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued: 10,988,320 at March 31, 2011; and 10,934,385 at December 31, 2010	1,099	1,093
Additional paid-in capital	200,444	198,114
Retained earnings	81,513	76,446
Accumulated other comprehensive income (loss)	19	(1,260)
Treasury stock, at cost – 88,400 shares at March 31, 2011, and 92,025 shares at December 31, 2010	(2,323)	(2,437)

Total Tompkins Financial Corporation Shareholders’ Equity	280,752	271,956
Noncontrolling interests	1,485	1,452
Total Equity	$282,237	$273,408
Total Liabilities and Equity	$3,278,894	$3,260,343

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
(In thousands, except per share data) (Unaudited)	03/31/2011	03/31/2010
INTEREST AND DIVIDEND INCOME
Loans	$25,701	$26,618
Due from banks	6	12
Federal funds sold	3	4
Trading securities	235	309
Available-for-sale securities	7,687	9,000
Held-to-maturity securities	365	407
Federal Home Loan Bank stock and Federal Reserve Bank stock	290	284
Total Interest and Dividend Income	34,287	36,634
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	849	1,178
Other deposits	2,625	3,827
Federal funds purchased and repurchase agreements	1,291	1,425
Trust preferred debentures	405	367
Other borrowings	1,575	1,893
Total Interest Expense	6,745	8,690
Net Interest Income	27,542	27,944
Less: Provision for loan/lease losses	1,910	2,183
Net Interest Income After Provision for Loan/Lease Losses	25,632	25,761
NONINTEREST INCOME
Investment services income	3,841	3,738
Insurance commissions and fees	3,374	3,166
Service charges on deposit accounts	1,984	2,057
Card services income	1,245	975
Mark-to-market (loss) gain on trading securities	(50)	90
Mark-to-market gain (loss) on liabilities held at fair value	174	(128)
Other income	1,829	1,304
Net gain on securities transactions	95	118
Total Noninterest Income	12,492	11,320
NONINTEREST EXPENSES
Salaries and wages	10,825	10,339
Pension and other employee benefits	4,031	3,911
Net occupancy expense of premises	1,894	1,881
Furniture and fixture expense	1,038	1,183
FDIC insurance	1,050	911
Amortization of intangible assets	170	202
Other operating expense	6,208	6,067
Total Noninterest Expenses	25,216	24,494
Income Before Income Tax Expense	12,908	12,587
Income Tax Expense	4,102	4,138
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	8,806	8,449
Less: Net income attributable to noncontrolling interests	33	33
Net Income Attributable to Tompkins Financial Corporation	$8,773	$8,416
Basic Earnings Per Share	$0.80	$0.78
Diluted Earnings Per Share	$0.80	$0.78

Average Consolidated Balance Sheet and Net Interest Analysis

	Year to Date Period Ended			Year to Date Period Ended
	March 31, 2011			March 31, 2010
(Dollar amounts in thousands)	Average Balance (YTD)	Interest	Average Yield/Rate	Average Balance (YTD)	Interest	Average Yield/Rate
ASSETS

Interest-earning assets

Interest-bearing balances due from banks	$16,151	$6	0.15%	$37,885	$12	0.13%
Money market funds	100	—	0.00%	100	—	0.00%
Securities (1)
U.S. Government securities	928,576	6,988	3.05%	827,808	8,219	4.03%
Trading securities	22,542	235	4.23%	31,279	309	4.01%
State and municipal (2)	112,328	1,447	5.22%	105,139	1,573	6.07%
Other securities (2)	15,237	180	4.79%	18,563	224	4.89%
Total securities	1,078,683	8,850	3.33%	982,789	10,325	4.26%
Federal Funds Sold	8,767	3	0.14%	9,080	4	0.18%
FHLBNY and FRB stock	18,923	290	6.21%	19,633	284	5.87%
Loans, net of unearned income (3)
Real estate	1,368,589	18,429	5.46%	1,327,849	18,840	5.75%
Commercial loans (2)	456,691	6,022	5.35%	472,900	6,260	5.37%
Consumer loans	72,532	1,254	7.01%	84,083	1,460	7.04%
Direct lease financing	8,752	131	6.07%	11,634	176	6.14%
Total loans, net of unearned income	1,906,564	25,836	5.50%	1,896,466	26,736	5.72%
Total interest-earning assets	3,029,188	34,985	4.68%	2,945,953	37,361	5.14%

Other assets	223,379			227,111

Total assets	3,252,567			3,173,064

LIABILITIES & EQUITY

Deposits

Interest-bearing deposits
Interest bearing checking, savings, & money market	1,309,121	1,171	0.36%	1,229,168	1,790	0.59%
Time deposits > $100,000	309,746	849	1.11%	335,260	1,178	1.42%
Time deposits < $100,000	424,028	1,434	1.37%	429,464	1,873	1.77%
Brokered time deposits < $100,000	6,074	20	1.34%	37,242	164	1.79%
Total interest-bearing deposits	2,048,969	3,474	0.69%	2,031,134	5,005	1.00%
Federal funds purchased & securities sold under agreements to repurchase	185,456	1,291	2.82%	187,753	1,425	3.08%
Other borrowings	171,659	1,575	3.72%	199,202	1,893	3.85%
Trust preferred debentures	25,061	405	6.55%	25,056	367	5.94%
Total interest-bearing liabilities	2,431,145	6,745	1.13%	2,443,145	8,690	1.44%
Noninterest bearing deposits	507,673			440,113
Accrued expenses and other liabilities	36,466			40,220
Total liabilities	2,975,284			2,923,478

Tompkins Financial Corporation Shareholders’ equity	275,814			248,119

Noncontrolling interest	1,469			1,467

Total equity	277,283			249,586

Total liabilities and equity	$3,252,567			$3,173,064

Interest rate spread			3.55%			3.70%

Net interest income/margin on earning assets		28,240	3.78%		28,671	3.95%

Tax Equivalent Adjustment		(698)			(727)

Net interest income per consolidated financial statements		$27,542			$27,944

(1)	Average balances and yields on available-for-sale securities are based on historical amortized cost.
(2)
Interest income includes the tax effects of taxable-equivalent adjustments using a combined New York State and Federal effective income tax rate of 40% to increase tax exempt interest income to taxable-equivalent basis.

(3)
Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s condensed consolidated financial statements included in Part I of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010.

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Mar-11	Dec-10	Sep-10	Jun-10	Mar-10	Dec-10

Period End Balance Sheet
Securities	$1,121,443	$1,117,418	$1,053,038	$1,023,220	$1,026,301	$1,117,418
Loans and leases, net of unearned income and deferred costs and fees	1,914,344	1,910,358	1,914,064	1,900,303	1,887,038	1,910,358
Allowance for loan and lease losses	28,035	27,832	28,684	26,530	25,366	27,832
Total assets	3,278,894	3,260,343	3,247,111	3,161,648	3,206,763	3,260,343

Total deposits	2,612,517	2,495,873	2,528,528	2,460,223	2,512,201	2,495,873
Federal funds purchased and securities sold under agreements to repurchase	182,009	183,609	191,596	175,336	181,255	183,609
Other borrowings	140,353	244,193	182,779	189,561	190,545	244,193
Trust preferred debentures	25,061	25,060	25,059	25,058	25,057	25,060
Shareholders’ equity	282,237	273,408	276,495	268,683	254,444	273,408

Average Balance Sheet
Average earning assets	$3,029,188	$3,010,361	$2,937,795	$2,953,673	$2,945,953	$2,962,056
Average assets	3,252,567	3,243,822	3,168,478	3,181,476	3,173,064	3,191,840
Average interest-bearing liabilities	2,431,145	2,424,998	2,372,630	2,424,245	2,443,145	2,416,085
Average equity	277,283	280,051	273,517	260,197	249,586	265,943

Share data
Weighted average shares outstanding (basic)	10,905,197	10,888,138	10,845,106	10,818,218	10,724,644	10,812,502
Weighted average shares outstanding (diluted)	10,955,430	10,936,042	10,893,642	10,876,421	10,776,934	10,864,450
Period-end shares outstanding	10,953,410	10,898,475	10,878,813	10,830,001	10,793,573	10,898,475
Book value per share	25.77	25.09	25.42	24.81	23.57	25.09

Income Statement
Net interest income	$27,542	$27,861	$27,864	$28,106	$27,944	$111,775
Provision for loan/lease losses	1,910	1,433	3,483	1,408	2,183	8,507
Noninterest income	12,492	12,281	11,227	11,331	11,320	46,159
Noninterest expense	25,216	25,183	24,852	24,516	24,494	99,045
Income tax expense	4,102	4,602	3,233	4,447	4,138	16,420
Net income attributable to Tompkins Financial Corporation	8,773	8,892	7,490	9,033	8,416	33,831
Noncontrolling interests	33	32	33	33	33	131
Basic earnings per share	$0.80	$0.82	$0.69	$0.84	$0.78	$3.13
Diluted earnings per share	$0.80	$0.81	$0.69	$0.83	$0.78	$3.11

Asset Quality
Net charge-offs	1,707	2,285	1,329	244	1,167	5,025
Nonaccrual loans and leases	39,902	41,501	48,966	33,645	29,521	41,501
Loans and leases 90 days past due and accruing	1,266	1,217	1,737	1,758	51	1,217
Troubled debt restructurings not included above	2,411	2,564	3,264	3,264	3,703	2,564
Total nonperforming loans and leases	43,579	45,282	53,967	38,667	33,275	45,282
OREO	2,270	1,255	1,845	1,638	558	1,255
Nonperforming assets	45,849	46,537	55,812	40,305	33,833	46,537

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Mar-11	Dec-10	Sep-10	Jun-10	Mar-10	Dec-10
Net loan and lease losses/ average loans and leases *	0.36%	0.48%	0.28%	0.05%	0.25%	0.26%
Nonperforming loans and leases/loans and leases	2.28%	2.37%	2.82%	2.03%	1.76%	2.37%
Nonperforming assets/assets	1.40%	1.43%	1.72%	1.27%	1.06%	1.43%
Allowance/nonperforming loans and leases	64.33%	61.46%	53.15%	68.61%	76.23%	61.46%
Allowance/loans and leases	1.46%	1.46%	1.50%	1.40%	1.34%	1.46%

Capital Adequacy (period-end)
Tier I capital / average assets	8.22%	8.02%	8.01%	7.77%	7.56%	8.02%
Total capital / risk-weighted assets	13.66%	13.42%	13.14%	13.10%	12.56%	13.42%

Profitability
Return on average assets *	1.09%	1.09%	0.94%	1.14%	1.08%	1.06%
Return on average equity *	12.83%	12.60%	10.86%	13.92%	13.68%	12.72%
Net interest margin (TE) *	3.78%	3.75%	3.85%	3.91%	3.95%	3.86%

* Quarterly ratios have been annualized